THE CHINA FUND, INC.

Asian Direct
Capital Management
Incorporated in the Cayman Islands with limited liability

SSgA
State Street Global Advisors
Global Alliance

THE CHINA FUND, INC. Incorporated in the Cayman Islands with limited liability

1. Overview of Private Equity in China

2. The Private Equity Strategy of The China Fund Inc.

3. What we have done: Analysis of Deal Flow

4. Review of the Private Equity Portfolio

5. New Investments

6. Representative Potential Projects

APPENDIX

Examples of Successful Private Equity Investments in China

Funds managed by ADCM

The China Fund team

AGENDA

1. Overview of Private Equity in China

Asian Direct Capital Management

1. Overview of Private Equity in China

4

MARKET PERCEPTION (1)

Market perception -

 "Most of the private equity investments by foreign investment funds in China are loss making."

Nevertheless, we believe it is only due to timing and cyclical issues:

Prior to mid 90's, the Chinese economy and corporate sector were not mature enough to generate profitable deals.

Investors came in the market too early with excessive expectations and were disappointed by reality

Investments made in the bullish sentiment when stock markets and valuation were at their highs.

Valuation subsequently came down and triggered losses

MARKET PERCEPTION (2)

MSCI China Index & Private Equity Investment in China

/USD
Last 2.0834
High 12/31/93 17.7309
Average 7.2178
Low 09/28/01 1.66102
US$242m
US$645m
US$673m
US$609m
US$550m
US$234m
US$421m
US$858m
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

Asian Direct Capital Management

5

MSCI China Index & Private Equity Investment in China

# Jump in investment in 2000 was largely due to the global Internet boom

Source: Bloomberg, Asian Venture Capital Journal (2001 investment amount is not available yet)

US$242m

US$645m

US$678m

US$609m

US$550m

US$234m

US$421m

US$858m

MARKET PERCEPTION (2)

6

Economy has continued to grow, domestic demand has created a huge market for businesses in China.
Companies have become more mature in terms of business models, level of transparency and corporate governance, which are converging with global standards.
Valuation has come down to a more reasonable level and stock markets are at cyclical lows:
MSCI China Index dropped by 85.2% from the last high in Aug 1997.
S&P500 dropped by 26.1% from the last high in Mar 2000.
Creation of exit alternatives due to opening and reforming of domestic capital market.

CURRENT ENVIRONMENT FOR PRIVATE EQUITY IN CHINA

China private equity has developed to a more mature asset class with reasonable valuation and attractive prospects.

After two decades of reform and development in China, we see improving fundamentals of the private equity market in China:

7

?

CURRENT PRIVATE EQUITY OPPORTUNITIES IN CHINA

More open economy in response to the WTO membership
Ascent of private companies
Reform of state owned enterprises ("SOE") and
Creation of domestic exit channels

As the Chinese economy continues to grow, many new opportunities for private equity which did not exist before have emerged as a result of the following developments:

2. The Private Equity Strategy of The China Fund, Inc.

9

INVESTMENT STRATEGY

Seek investment opportunities not accessible in public markets.
Focus on companies with business models that are not easily duplicable.
Avoid entrepreneurs with grandiose 'big picture' visions.
Concentrate on opportunities with viable exit strategies.

10

SUPERIOR OPPORTUNITIES IN PRIVATE MARKET

Many of the most attractive investment opportunities are only accessible to the private rather than the public market investors. As in other Asian economies, large, capital intensive, political protected companies come to public market first.

Many well run companies which are benefiting from reform and competing with vested interests have still to access the public markets.

We focus on companies with business models which are not easily found in public markets.

11

UNIQUE BUSINESS MODELS

Any good business idea in China is soon copied by imitators.
e.g. Hong Kong announces Disney Land, Shenzhen starts negotiating with Universal Studios.

As a result, industry sales volume can increase drastically but companies' profitability and returns are squeezed.

Therefore, real originality and expertise are needed to ensure profitability.
A low cost positioning alone is insufficient.

We focus on companies whose competitive advantages are not easily duplicable.

12

TRANSPARENCY

China Fund trades at a discount to NAV.
Liquidity event within 3 years to allow 'book' NAV to be marked up.
Transparency of performance to investors can see value addition within investee companies.

Focus on companies with transparent incremental performance not long run J curve returns from grandiose vision.

3. *What we have done: Analysis of Deal Flow*

Asian Direct Capital Management

3. What we have done: Analysis of Deal Flow

DEAL FLOW REVIEW

From April 2001 to April 2002

162
Deals Sourced
136
Deals Screened
26
Due Diligence
5
Potential Projects
Closed: US$3m
1
Kowloon Development

Asian Direct Capital Management

14
1 5 26 136 162 Potential Projects Due Diligence Deals Screened Deals Sourced Kowloon Development Closed: US$3m DEAL FLOW REVIEW From April 2001 to April 2002

RESULTS OF OUR DEAL APPRAISAL PROCESS

(A) Companies Examined:

Sector Business	No. of Deals
Consumer Goods manufacturing	33
Telecom Service & Equipment	24
Other Technology-related	17
Electronics	15
Retailing & Wholesaling	13
Biotech	11
Business services	10
Media Contents & Distribution	10
Software	10
Semiconductor	5
Property	5
Infrastructure	4
Financial services	2
Automobile & Related	2
Transport	1
TOTAL	*162*

(B) Deals Rejected:

Reasons for Rejection	No. of Deals
Unreasonable valuation/return	37
Unacceptable start-up risk	24
Invalid business model	21
Corporate Governance	18
Unattractive industry	17
Management Risk	10
Excessive Financial Risk	9
TOTAL	*136*

Asian Direct Capital Management
15

15

RESULTS OF OUR DEAL APPRAISAL PROCESS

Since our appointment in April 2001, we have sourced 162 deals and conducted due diligence on 26 deals.
Since December 2001, we have sourced 37 deals and conducted due diligence on 10 deals.

(TABLE)

(TABLE)

(A) Companies Examined:

(B) Deals Rejected:

4. Review of the Private Equity Portfolio of The China Fund, Inc.

REVIEW OF THE PORTFOLIO

As of April 15, 2002

Company	Date of Investment	Business Activity	Investment Cost *(US$m)*	Valuation *(US$m)*	Valuation Surplus/ (Deficit) *(US$m)*
Before appointment of ADCM:					
New World Sun City Ltd.	December 1992	Residential, commercial & retail property development project in Dongguan	0.61	0.61	0.00
A-S China Plumbing Products Ltd.	April 1994	Manufacturer & distributor of sanitary ware	4.18	3.20	(0.98)
Moulin International Holdings Ltd.	September 1999	Optical frames manufacturer, distributor & retailer	2.00	2.00	0.00
After appointment of ADCM:					
Kowloon Development Co. Ltd.	March 2002	Development and investment in residential, commercial & retail property in Hong Kong	3.00	3.47	0.47
Portfolio Total:			9.79	9.28	(0.51)

Asian Direct Capital Management

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REVIEW OF THE PORTFOLIO (TABLE) As of April 15, 2002

5. New Investments

Asian Direct
Capital Management

5. New Investments

19

Our purchase price was HK$3.58/share, same as what Mr. Or had paid. This represented 43.53% discount to NAV.
Property price in Hong Kong has reached an attractive level, there is more upside than downside.
KDCL manages to achieve higher rental yield compared to industry average of 6% - 8%.
The company has been under-managed by previous management. Mr. Or's new team has credible plans to generate considerable value in the near term (e.g. there is plan to build KDCL into a more prominent property player in Hong Kong by injecting Mr. Or's property assets and making acquisitions).
As KDCL becomes more active in the property market, the share price can better reflect its underlying asset value and thus offer upside to our investment.

Business
Background

KDCL has retail and office properties, residential development projects and some car parks in Hong Kong. Principal asset is a retail cum-office building called Pionner Center. KDCL is listed in Hong Kong.
Mr. Or Wai Sheung has acquired KDCL from the original major shareholders at the end of 2001.
Mr. Or then made a general offer to the public under the Hong Kong Stock Exchange rules. Subsequently, Mr. Or had over 90% and he sought to sell down his holding to 75% in order to maintain KDCL's listing status.

Attractiveness

Investment
Made

Total investment of US$3m for around 1.34%

Status

Closed on March 5, 2002.

KOWLOON DEVELOPMENT COMPANY LIMITED

6. Representative Potential Projects

Asian Direct Capital Management

6. Representative Potential Projects

21

Baby Products
Company

Manufacturing, wholesaling and retailing of baby and children products (strollers, bicycles, walkers, clothing, etc.) in China, also export to the U.S. and Europe in the form of ODM.
The 'One Child' policy provides impetus for a large and growing market for baby products.
Largest market share of strollers in China
Largest distribution network in China; over 400 retail shops and over 10,000 point of sale outlets.
Most recognized child brand in China.
Aggressive plan to develop more retail shops in China to tap into the huge consumption on child products.

Leasing
Company

Based in Hong Kong, the company provides leases to companies in Greater China, Asia, Europe and the U.S.
Provides operating leases of technology equipment and ancillary financing solutions to corporate users.
Experienced management team.
Proven, profitable business model.
Management has extensive connections with vendors (e.g. Nokia), banks (Citibank) and corporate users (e.g. Motorola).
The company has originated over US$100m of leases as of the end of 2001, US$40m more than in September 2001. This proved the company's capability to grow fast.

Water Treatment
Company

Development and operation of medium sized water treatment and sewage treatment plants in China.
Chinese government recognizes importance of water conservation. Tariffs are allowed to rise.
Water distribution network is being opened to foreign companies. More business opportunities are created.
The company has a strong market position in its niche: medium sized water projects.
Reputable shareholders including international infrastructure investor.
Experienced management team.

Office Furniture
Company

A major supplier of office furniture to Hong Kong and China.
Office furniture demand in China is rising rapidly as local companies upgrade their offices and more foreign companies enter into China.
Has an established clientele including large companies like Microsoft, Ericsson, HSBC and AIG.
Sales has increased by more than 30% p.a. over the last 3 years,

Semiconductor
Company

A Taiwan company providing wafer level packaging and testing for chip makers. Comparing to traditional packaging technology, the company's technology can save at least 30% cost for chip makers.
Has secured orders from leading chip makers in Taiwan to fill up its full production capacity.
Very few competitors in Taiwan.
Reputable shareholders including leading semiconductor companies in Japan and Taiwan.

REPRESENTATIVE POTENTIAL PROJECTS

APPENDIX

23

SUCCESSFUL PRIVATE EQUITY INVESTMENTS IN CHINA

 Lerado is an OEM manufacturer of strollers in China, exporting mainly to the US. AIG invested in Lerado in 1997 and exited after Lerado listed in Hong Kong in 1998, CAGR for AIG was about 23%, not including dividend gains.

 Little Swan was a Chinese manufacturer of white goods (washing machine, refrigerator, etc.) selling to local market. Foreign investors including Walden and Cathay Fund invested in 1995 at about Rmb 3.75/share (adjusted after bonus shares). Little Swan listed in Shanghai B share market afterwards and the share price went up to almost RMB11 in March 2001, representing a CAGR of about 22%, not including dividend gains. (China Securities News).

Lerado Group

Wuxi Little Swan Group

FUNDS MANAGED BY ADCM (1)

This announcement appears as a matter of record only.

THE ARIRANG RESTRUCTURING FUND

333.3Bn Won (U.S. $256m)

Advisor

SSgA
State Street Global Advisors

Co-Advisor

King Street Limited Advisors

Asian Direct Capital Management

Sub-Advisor

KDIM

Korean Development Investment Management Co. Ltd.

This announcement appears as a matter of record only.

$40,000,000

The Korea Venture Fund

Korea Venture Fund Management Company

Manager

Asian Direct Capital Management

KDIM

YVC Korea Management & Investments Ltd

Vertex
A member of Singapore Technologies

December 1999

SSgA Global Alliance

Asian Direct Capital Management

24

FUNDS MANAGED BY ADCM (1)

This announcement appears as a matter of record only.

$40,000,000

The Korea Venture Fund

A Korean partnership organized to promote
the growth of high technology industries and
stimulate the development of the private
sector venture capital industry in Korea.

Korea Venture Fund Management Company

Manager

December 1999

Vertex
A member of

333.3Bn Won (U.S. $256m)

Advisor

Korean Development Investment Management Co. Ltd.

This announcement appears as a matter of record only

THE ARIRANG RESTRUCTURING FUND

A securities investment company incorporated in Seoul, Korea, to invest in newly issued debt and equity securities issued by certain Korean companies undergoing financial restructuring.

Sub-Advisor

Co-Advisor

FUNDS MANAGED BY ADCM (2)

The Thai Recovery Fund LLC

First Closing of

US$50,000,000

Lead Investors

JBIC

KfW

SSgA

Investment Advisor

Asian Direct Capital Management

March 23, 2001

The China Fund, Inc.

Direct Investment Portion

US$35,000,000

Investment Manager

Asian Direct Capital Management

Asian Direct Capital Management

25

FUNDS MANAGED BY ADCM (2)

Direct Investment Portion

US$35,000,000

The China Fund's investment objective is long term capital appreciation by investing in promising enterprises in China.

The China Fund, Inc.

Investment Manager

First Closing of

US$50,000,000

The Thai Recovery Fund LLC is formed to make equity investments in medium-sized companies and start-up ventures

March 23, 2001

The Thai Recovery Fund LLC

Investment Advisor

26

13 years investment experience in Asia
Investor and investment banker
Lived in Tokyo, Singapore and Hong Kong
MBA from London Business School
Worked with James Capel, IFINT and Rothschild
Experience includes:
IFINT's $25 million investment in GUOCO
Fountain Set - Thwarted a hostile takeover resulting
in a significant increase in the investment's value
Managed a $30 million Asian small cap portfolio
and a $12 million Indian listed portfolio
Major public floatation in Thailand - Bangkok Land

Over 16 years global investment experience
Based in Singapore
BE University of Western Australia, PMD Harvard Business School, CFA
Former head of private equity, Government of Singapore Investment Corp.
Founded UBS Asian Private Equity operation
Invested in wide range of industries including:
Cisco - first round venture investment
Franklin Resources - U.S. fund management company
London Sumatra - large Indonesian plantation company
Malaysia Steel Mills - steel manufacturer in Malaysia
Bintang Kharisma - Indonesian shoe manufacturer
Eastern Publishing - a Singapore magazine publisher
Bulkcem - cement transhipment facility in China

THE CHINA FUND TEAM (1)

Raymond Hood
Managing Director

KOH Kuek Chiang
Executive Director

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Qualified Accountant
Fellow of Association of Chartered Certified Accountants Associate of the Hong Kong Society of Accountants
Certified Public Accountant in Hong Kong
MBA from Imperial College, London
Passed Accounting Paper (1996) of Chinese Institute of Certified Public Accountants
Worked with KPMG and Rothschild
Experience includes:
Managed teams of 4-8 people for audit and special assignments specialized in financial services and enterprises with substantial PRC interests:
China Everbright Group
Panasonic Shun Hing (Shenzhen) Co. Ltd.
HSBC Life Group
Hang Seng Insurance Ltd.
Leighton Contractors Asia
Analyzed companies' financials and reviewed operational effectiveness
Performed due diligence reviews for merger and acquisition assignments
Evaluated HK and PRC tax implications of companies activities and advised on the resulting financial and taxation impact
Reporting accountant for enterprise seeking floatation in Exchanges
Foshan Ceramics Group - H-Share
Baoheng Properties Group, BaoAn, Guangdong - A-Share
Henderson China Holdings Ltd. - Stock Exchange of Hong Kong

7 years experience in listed and private equity investments in China and Hong Kong.
A holder of Chartered Financial Analyst (CFA).
Previously an investment manager with AIG's direct investment department focusing on China investments.
Also worked at the asset management department of the United Overseas Bank group of Singapore for listed equity investments in Hong Kong and China.
Experience includes:
Origination, structuring, due diligence and execution of private equity investments in China and Hong Kong.
Reviewed over 200 investment opportunities and completed investments amounted to US$110m.
US$20m investment in the Friendship group, the second largest (based on sales in 2000) retail and wholesale group in China.
US$26m investment in Lotus Supercenter, a hypermarket chain in Shanghai, co-invested with the CP group of Thailand.
US$9m in Goodbaby, the largest manufacturer, marketer and e-commerce service provider in baby and children products in China.

THE CHINA FUND TEAM (2)

Thomas Miu
Associate Director

Kent Tsang
Senior Investment
Manager